Neuberger Berman Advisers Management Trust® Supplement to the Summary Prospectus and Statutory Prospectus, each dated May 1, 2015

Class S
Absolute Return Multi-Manager Portfolio
This supplement describes important subadviser strategy changes affecting the Absolute Return Multi-Manager Portfolio (the “Fund”).  These changes were proposed by Neuberger Berman Management LLC (“NB Management”) and NB Alternative Investment Management LLC (“NBAIM”) and approved by the Fund’s Board of Trustees (the “Board”) as being in the best interests of the Fund’s shareholders.  If you have any questions regarding these changes, please contact NB Management at 800-366-6264.

New Strategy

Effective August 10, 2015, NB Management has added Lazard Asset Management LLC’s (“Lazard”) Japan Equity Long/Short as a new strategy for the Fund.  Lazard is an existing subadviser for the Fund that currently manages assets allocated to a Global Equity Long/Short strategy. Once the new strategy has been added, Lazard will manage assets allocated to both the global equity long/short and the Japan equity long/short strategies.

As a result of these changes, the Class S Summary Prospectus and Statutory Prospectus, as applicable, of the Fund, each dated May 1, 2015, are revised as follows:

The following is inserted as the second to last sentence of the first paragraph entitled “Equity Long/Short” in the “Principal Investment Strategies” section of each of the Class S Summary Prospectus and Statutory Prospectus:

In addition, one subadviser manages a long/short equity strategy that focuses on securities of Japanese companies and equity-linked securities based on Japanese indices.

The following risk is added to the “Principal Investment Risks” section of the Class S Summary Prospectus and Statutory Prospectus:

Japan Risk. Because an investment strategy used by a subadviser invests primarily in companies in Japan, the Fund’s performance may be tied to social, political, and economic conditions within Japan. The Japanese market can experience significant volatility due to exchange rates, social, political, regulatory, economic or environmental events and natural disasters, which may occur in Japan. The Japanese economy has in the past been negatively affected at times by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as other adverse political developments, increases in government debt, and changes to fiscal, monetary, or trade policies, may adversely affect the Japanese markets. A significant portion of Japan’s trade is conducted with developing nations, almost all of which are in East and Southeast Asia, and it can be affected by conditions in these other countries and currency fluctuations.

“Japan Equity Long/Short” is added to the “Investment Strategy” column of the table for Lazard that appears in the “Sub-Advisers” section of each of the Class S Summary Prospectus and Statutory Prospectus.

The following risk is added to the “Principal Investment Risks” section of the Class S Statutory Prospectus:

Japan Risk. Because an investment strategy used by a subadviser invests primarily in companies in Japan, the Fund’s performance may be tied to social, political, and economic conditions within Japan.

The economy, industries, and securities and currency markets of Japan may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, and regional and global conflicts.

As an export-driven economy, the economy of Japan is affected by developments in the economies of its principal trading partners. A significant portion of Japan’s trade is conducted with emerging market countries, almost all of which are located in East and Southeast Asia, and Japan can be affected by conditions in these other countries and currency fluctuations. The volume of Japanese exports, has caused trade tensions with its trading partners in the past. Any developments that adversely impact Japan’s exports may adversely affect the Japanese markets.

Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar.

The sixth paragraph of the “Subadvisers” section of the Class S Statutory Prospectus is hereby deleted and replaced in its entirety with the following:

Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, manages assets allocated to the global equity long/short and the Japan equity long/short strategies. Lazard is a registered investment adviser providing asset management services since 1970. As of December 31, 2014, Lazard, along with asset management affiliates in the Lazard Group, managed approximately $178 billion in total assets.

The date of this supplement is August 10, 2015.

Please retain this supplement for future reference.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com